UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     December 1, 2012

     WESTPORT FUTURES FUND L.P.
(Exact name of registrant as specified in its charter)

   New York                                                                          000-24111                                                                          13-3939393
(State or other                                                                      (Commission File                                                                     (IRS Employer
jurisdiction of                                                                           Number)                                                 Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                 (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 1, 2012, the registrant’s amended and restated limited partnership agreement was amended and restated (the “Second Amended and Restated Limited Partnership Agreement”) to (i) change the name of the registrant, (ii) reflect that units of limited partnership interest are no longer publicly offered, but are instead privately placed with limited partners, (iii) reduce the notice period for redemption requests, (iv) amend the registrant’s termination date and (v) reflect certain other changes to the registrant.

In addition, Ceres Managed Futures LLC, the general partner of the registrant, and the registrant entered into a management agreement dated December 1, 2012 (the “Management Agreement”), with Rabar Market Research, Inc. (the “Advisor”), an Illinois corporation, pursuant to which the Advisor shall manage a portion of the registrant’s assets allocated to it.

Pursuant to the Management Agreement, the registrant pays the Advisor a monthly management fee equal to 2% per year of the month end net assets allocated to the Advisor.  The Advisor also receives a quarterly incentive fee equal to 20% of new trading profits (as defined in the Management Agreement) earned by the Advisor in each calendar quarter.

The Management Agreement expires on June 30th of each year, beginning in 2013, and may be renewed by the general partner, in its sole discretion, for additional one-year periods upon notice to the Advisor not less than 30 days prior to the expiration of the previous period.

The Second Amended and Restated Limited Partnership Agreement is filed herewith as Exhibit 3.2.The Management Agreement is filed herewith as Exhibit 10.1.

Item 5.03  Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

Change to the Registrant’s Name

The registrant’s name was changed from “Westport JWH Futures Fund L.P.” to “Westport Futures Fund L.P.” on December 3, 2012.

The general partner of the registrant filed with the Secretary of the State of New York a Certificate of Amendment to the Certificate of Limited Partnership for the registrant noting the change in the name of the registrant on December 3, 2012.

The Amendment to the Certificate of Limited Partnership is filed herewith as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Limited Partnership of Westport JWH Futures Fund L.P. dated November 30, 2012
3.2	Second Amended and Restated Limited Partnership Agreement dated December 1, 2012
10.1	Management Agreement dated December 1, 2012 by and among the registrant, Ceres Managed Futures LLC and Rabar Market Research, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTPORT FUTURES FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By   /s/  Walter Davis
Walter Davis
      President and Director

Date:  December 6, 2012

December  6, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:           Westport Futures Fund L.P.
(formerly Westport JWH Futures Fund L.P.)
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Westport Futures Fund L.P. (formerly Westport JWH Futures Fund L.P.) and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the “Commission”), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission’s staff have any questions or comments with respect to this filing, please contact the undersigned at (212) 728-8945.

Very truly yours,

/s/ James Lippert

James Lippert

cc:  Todd Hand, Esq. (Morgan Stanley Smith Barney LLC)
Rita M. Molesworth, Esq. (Willkie Farr & Gallagher LLP)